UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2012

FARO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-23081	59-3157093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Technology Park, Lake Mary, Florida 32746

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 333-9911

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Entry into Employment Agreement with Named Executive Officer.

On October 11, 2012, FARO Europe GmbH & Co. KG (“FARO Europe”), a subsidiary of FARO Technologies, Inc. (the “Company”), entered into an employment agreement (the “Agreement”) with Ralf Drews, pursuant to which Mr. Drews will serve as FARO Europe’s chairman and Senior Vice President and Managing Director of EMEA effective as of January 7, 2013.

Under the Agreement, Mr. Drews will receive an annual salary of $303,150* (payable in monthly installments of $25,262.50*) and is eligible to participate in the Company’s worldwide bonus and stock-option program. The Agreement is for an indefinite term and may be terminated upon 12 months’ notice in 2013 and 2014, and upon 6 months’ notice thereafter. Mr. Drews is subject to non-competition restrictions during the term of the Agreement and confidentiality obligations which survive the employment relationship.

By virtue of his appointment as a named executive officer, Mr. Drews will be covered by the Change in Control Severance Policy adopted by the Company on November 7, 2008, as described in the Company’s most recent proxy statement dated April 13, 2012. Pursuant to the terms of this policy, if, within twelve months following the occurrence of a change in control, the executive’s employment with the Company is terminated without cause or the executive resigns for good reason, he is entitled to receive certain payments and continuation of benefits.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On October 16, 2012, the Company issued a press release announcing Mr. Drews’ appointment. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Managing Director’s Service Agreement, dated October 11, 2012, between FARO Europe GmbH & Co. KG and Ralf Drews.

99.1	Press release dated October 16, 2012.

*	Converted from Euros to US Dollars using the Euro to dollar exchange rate of 1 to 1.29.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARO Technologies, Inc. (Registrant)

October 16, 2012	/s/ Keith Bair
	By:	Keith Bair
	Its:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Managing Director’s Service Agreement, dated October 11, 2012, between FARO Europe GmbH & Co. KG and Ralf Drews.

99.1	Press release dated October 16, 2012.